AMENDMENT TO PARTICIPATION AGREEMENT

THI S AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 1st day of December 2007, among FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWL&A"), DWS VARIABLE SERIES I, formerly known as Scudder Variable Series I and Scudder Variable Life Investment Fund (the "Fund"), DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., formerly known as Scudder Kemper Investments, Inc. (the "Adviser"), AND DWS SCUDDER DISTRIBUTORS, INC., assignee of Scudder Investors Services,Inc . (the "Distributor"),collectively the Parties. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, FGWL&A, Fund,Adviser ,and Distributorareparties to aParticipation

Agreement dated May I, 1999, as amended (the "Agreement"); and

WHEREAS, the Parties, pursuant to that letter agreement dated September 1,2005, and entitled "An Amendment-Consolidation of Administrative Services from Charles Schwab & Co. to First Great-West Life & Annuity Insurance Company" executed by and between the Parties and Charles Schwab & Company, Inc. ("Schwab"), removed Schwab as a party to the Agreement;

WHEREAS, the Parties to the Agreement desire to add an additional Contact; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting Schedule

A of the Agreement and replacing it with the revised Schedule A attached hereto .

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

I. Schedule A oftheAgreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as ofthe date set forth above.

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ Chris Bergeron
Name:	Chris Bergeron
Title:	Vice President

DWS VARIABLE SERIES I

By its authorized officer,

By:	/s/ Michael C. Clark
Name:	Michael C. Clark
Title:	President

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By its authorized officer,

By:	/s/ Michel Colon
Name:	Michel Colon
Title:	COO

By:	/s/ Philip Collre
Name:	Philip Collre
Title:	Director

Company Name

By its authorized officer,

By:	/s/ Philipp Hensler
Name:	Philipp Hensler
Title:	COO & Chairman

By:	/s/ Philip Collre
Name:	Philip Collre
Title:	Assistant Secretary

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CONTRACTS	FORM NUMBERS

Charles Schwab & Co., Inc.	J434 NY
(Schwab Select)

Charles Schwab & Co., Inc.	J444 NY
(Schwab Onesource ™)

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